UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: April 3, 2008

X-RITE, INCORPORATED

(Exact name of registrant as
specified in its charter)

Michigan	000-14800	38-1737300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)
4300 44th Street S.E. Grand Rapids, Michigan	49512
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number,
including area code
(616) 803-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On April 3, 2008, X-Rite, Incorporated (“X-Rite”) issued a press release updating the Company's first quarter revenue outlook, announcing additional expected cost savings for 2008 and making disclosures regarding non-compliance with certain covenants under its secured credit facilities. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

On April 3, 2008, the Company also issued a clarification regarding certain statements made in the press release referenced above. A copy of the clarification statement is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

                     Exhibits

                             99.1 -           Press Release dated April 3, 2008.
                             99.2 -           Clarification Statement dated April 3, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:	April 3, 2008	X-RITE, INCORPORATED

		By:	/s/ Lynn J. Lyall
Lynn J. Lyall
Chief Financial Officer